SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. [ ])


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the Appropriate Box:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12


                           Amarillo Biosciences, Inc.
                (Name of Registrant as Specified in Its Charter)

                  ---------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:


|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed

                           AMARILLO BIOSCIENCES, INC.
                            4134 BUSINESS PARK DRIVE
                              AMARILLO, TEXAS 79110




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 22, 2006


TO THE STOCKHOLDERS:

      The Annual Meeting of Stockholders of Amarillo Biosciences, Inc. (the "Company") will be held at Days Inn Hotel East, 1701 East I-40, Amarillo, Texas 79102, (806) 379-6255, on the 22nd day of June, 2006 at 10:00 A.M., local time, for the following purposes:

      1. To elect six Directors to serve until the next Annual Meeting and until their respective successors are elected and qualify.

      2. To consider and vote upon the conversion of the Company from a Texas corporation to a Delaware corporation.

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record as of the close of business on April 27, 2006 are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder during ordinary business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, 4134 Business Park Drive, Amarillo, Texas 79110.

                       By Order of the Board of Directors


                                                           EDWARD L. MORRIS
                                                           Secretary

Amarillo, Texas
April ___, 2006


      If you do not expect to be present at the meeting, please fill in, date and sign the enclosed Proxy and return it promptly in the enclosed return envelope.

                           AMARILLO BIOSCIENCES, INC.
                            4134 BUSINESS PARK DRIVE
                              AMARILLO, TEXAS 79109

                                 PROXY STATEMENT

     The accompanying Proxy is solicited by and on behalf of the Board of Directors of Amarillo Biosciences, Inc. a Texas corporation (the "Company"), for use only at the Annual Meeting of Stockholders to be held at Days Inn Hotel East, 1701 East I-40, Amarillo, Texas 79102, (806) 379-6255, on the 22nd day of June, 2006, at 10:00 A.M., local time, and at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying Proxy were first given or sent to security holders was May 5, 2006.

     Each Proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the Annual Meeting, or to the Chairman, or the Inspector of Election, at the Annual Meeting, or by the execution and return of a later-dated proxy, except as to any matter voted upon prior to such revocation.

     The Proxies in the accompanying form will be voted in accordance with the specifications made and where no specifications are given, such Proxies will be voted FOR the nominees for election as directors named herein, and FOR proposal two, regarding conversion of the Company to a Delaware corporation. In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. The management of the Company is not aware that any other matters are to be presented for action at the meeting. Election of directors will be determined by a plurality of the votes of the shares of common stock, par value $.01 per share (the "Common Stock"), present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, in the case of shares that are present or represented at the Meeting for quorum purposes, not voting such shares for a particular director, including by withholding authority on the Proxy, will not operate to prevent the election of such director if he otherwise receives a plurality of the votes. Proposal number two, approval of conversion of the Company to a Delaware corporation, requires the affirmative vote of two-thirds (2/3) of all of the issued and outstanding shares of common stock of the Company, regardless of how many shares are actually represented at the Annual Meeting in person or by proxy; accordingly, in the case of sharers that are present or represented at the meeting for quorum purposes not voting such shares for proposition number two, including by withholding authority on the proxy, may operate to prevent the passage of such proposal.

Votes will be counted manually by an election judge, who will be the Company's Secretary or an Assistant Secretary, and who will execute an affidavit certifying the vote as to each proposal.

                                VOTING SECURITIES

     The Board of Directors has fixed the close of business on April 27, 2006 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The issued and outstanding stock of the Company on April 27, 2006 consisted of 21,082,203 shares of Common Stock, each entitled to one vote. A quorum of the stockholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock, representing a majority of the number of votes entitled to be cast.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth the number of shares of Common Stock beneficially owned as of April 1, 2006, by each person, other than officers and directors, who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock.

Name and Address of Beneficial Owner              Number of Shares     Percentage of
                                                 Beneficially Owned        Class
----------------------------------------------  --------------------  ---------------
Hayashibara Biochemical Laboratories, Inc.            3,290,781                  16.6%
2-3 Shimoishii 1 - chome
Okayama 700, Japan


          SECURITY OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

        The following table sets forth the beneficial ownership of the Company's stock as of December 31, 2005 by each executive officer and director and by all executive officers and directors as a group:

Name and Address of Owner                            Amount and Nature of         Percent of Class
                                                     Beneficial Ownership               Owned

Joseph Cummins
2122 Harrison
Amarillo, TX 79109                                       2,025,032(1)                   9.4%

Dennis Moore
402 Fish Hatchery
Hamilton, MT  59840                                       864,299(2)                    4.2%

Katsuaki Hayashibara
2-3, Shimoishii, 1-chome
Okayama, 700 Japan                                        912,365(3)                    4.4%

Stephen Chen
Floor 7-1, No. 18
Xin Yi Road,  Sec. 5                                      864,125(4)                    4.2%
Taipei, Taiwan

James Page
103 Clubhouse Lane, #182
Naples, FL  34105                                         864,125(5)                    4.2%
                                                   -------------------------    ----------------------
                                                          5,529,946                     22.2%
Total Group (all directors and executive
officers - 5 persons)

(1)   1,788,486 of these shares are exercisable options
(2)   814,125 of these shares are exercisable options
(3)   864,125 of these shares are exercisable options
(4)   814,125 of these shares are exercisable options
(5)   864,125 of these shares are exercisable options

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     Six directors will be elected at the meeting to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualify. The By-Laws of the Company permit the Board of Directors to fix the number of directors at no less than one nor more than thirty persons and the Board of Directors has fixed the number of directors at six persons. The Proxies solicited by this proxy statement may not be voted for a greater number of persons than the number of nominees named. It is intended that these Proxies will be voted for the following nominees, but the holders of these Proxies reserve discretion to cast votes for individuals other than the nominees for director named below in the event of the unavailability of any such nominee. The Company has no reason to believe that any of the nominees will become unavailable for election. Set forth below are the names of the nominees, the principal occupation of each, the year in which first elected a director of the Company and certain other information concerning each of the nominees.

     The name of, and certain information with respect to, all directors, executive officers and all persons nominated or chosen to become a director are as follows (all of the following have been nominated to serve as directors):

  Name and Age                                    Director         Principal Occupation for the Past Five Years
                                                    Since
------------------------------------------------  -----------  -----------------------------------------------------
Joseph Cummins, DVM, PhD (1)(3), 62                  1984      Chairman of the Board of the Company since June
                                                               1984. Has served as President of the Company since
                                                               December 1994 and as Chief Financial Officer since
                                                               October 1997. Received a PhD degree in microbiology
                                                               from the University of Missouri in 1978 and a
                                                               doctor of veterinary medicine degree from Ohio
                                                               State University in 1966.
Stephen Chen, PhD (2)(4)(6), 55                      1996      President and Chief Executive Officer of STC
                                                               International, Inc., a health care investment firm,
                                                               since May 1992. From August 1989 to May 1992,
                                                               Director of Pharmaceutical Research and Development
                                                               for the Ciba Consumer Pharmaceuticals Division of
                                                               Ciba-Geigy.
Dennis Moore, DVM (1)(4)(5)(6), 58                   1986      Doctor of veterinary medicine since 1972 and was in
                                                               private practice from 1972 to 1995. Management of
                                                               personal investments since 1995.
James Page, MD (1)(2)(5), 77                         1996      Prior to retiring in 1991 as a Vice President with
                                                               Adria Laboratories, Inc., held various upper
                                                               management level positions with Carter Wallace,
                                                               Inc., Merck Sharpe & Dohme Research Laboratories
                                                               and Wyeth Laboratories.

Thomas D'Alonzo, 63                               1998 -       A former ABI  director,  Mr.  D'Alonzo is a seasoned
                                                     2002      executive  with  experience  in all major  facets of
                                                               pharmaceutical  operations:   Sales  and  marketing,
                                                               manufacturing,   quality   assurance,   finance  and
                                                               licensing    and   strategic    planning.    He   is
                                                               experienced in research  intensive  biotech start up
                                                               and  attendant  fundraising  activities.   Currently
                                                               serves   on  the  Board  of   Directors   for  Salix
                                                               Pharmaceuticals,  Inc., Bio-Informatics Group, Inc.,
                                                               and Dara BioSciences, Inc.

Thomas Ulie, 57                                      ___       Chief Executive Officer of First Island Capital,
                                                               Inc. since 1994, Mr. Ulie is experienced in
                                                               investment business, including investment banking,
                                                               research, corporate management, and money
                                                               management, and is a Chartered Financial Analyst
                                                               and a Supervisory Analyst (with the NYSE).
                                                               Currently on the Board of Directors of Gray*Star,
                                                               Inc., and Cardiomedics, Inc.

(1)   Member of the Executive Committee.
(2)   Member of the Compensation Committee.
(3)   Member of the Finance Committee.
(4)   Member of the Audit Committee.
(5) Member of the Administration Committee for the 1996 Employee Stock Option Plan and the Outside Director and Advisor Stock Option Plan
(6) Member of the Administration Committee for the 2006 Employees Stock Option and Stock Bonus Plan.

                                  PROPOSAL TWO

                APPROVAL OF CONVERSION TO A DELAWARE CORPORATION

     At the Annual Meeting, the Company's shareholders will be asked to consider and vote to approve the conversion of the Company to a Delaware Corporation. The conversion was approved and recommended by the Company's Board of Directors, subject to shareholder approval.

     The purpose of the amendment is to convert the Company to a Delaware corporation to take advantage of Delaware's progressive and forward-looking corporate governance laws and Delaware's advanced corporate system. Delaware is widely recognized for its Division of Corporations and modern corporate laws.

     Delaware's Court of Chancery is dedicated to determining disputes involving a company's internal affairs. The Court is uniquely competent and experienced in determining such issues through its vast exposure to internal corporate affairs disputes. More than half of all publicly traded companies and 60% of the Fortune 500 companies are Delaware Corporations. The conversion will allow Amarillo Biosciences, Inc. to remain viable and to have the greatest chance to succeed and grow into a stable and viable business enterprise going forward.

Interest of Directors and Director Nominees

     The Directors and Director Nominees of the Company have an interest in the conversion to a Delaware corporation because Delaware General Corporation Laws allows a corporation to indemnify its officers and directors. The Company is presently domiciled in Texas; Texas also permits a corporation to indemnify its officers and directors, but such indemnification is not automatic, and to implement those provisions as a Texas corporation, it would be necessary for the Company and its Shareholders to adopt indemnification provisions for its Articles of Incorporation. The Delaware indemnification provisions are available by default under the Delaware Corporation Statutes, and it will therefore not be necessary to ask the Shareholders to approve specific provisions for inclusion in the Company's new Delaware Certificate of Incorporation.

     A copy of the proposed Delaware Certificate of Incorporation and Certificate of Conversion are attached hereto as Exhibit A.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE CONVERSION OF THE COMPANY TO A DELAWARE CORPORATION.

Compliance with Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires directors and officers of the Company and persons who own more than 10 percent of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than 10 percent shareholders are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2005, all filings applicable to its directors, officers and more than 10 percent beneficial owners were timely filed.

Board of Directors

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board and Committee meetings. Three meetings of the Board of Directors were held during 2005. No incumbent director attended fewer than 75% of the meetings of the Board of Directors or meetings of Committees of the Board on which they served.

     Ten times during 2005, the Board of Directors conducted business by unanimous written consent, in lieu of holding a meeting.

Audit, Nominating, and Compensation Committees

      The Company has standing Audit, Nominating, and Compensation Committees of the Board of Directors.

     The Audit Committee consists of Stephen Chen, Katsuaki Hayashibara and Dennis Moore. The function of the Audit Committee is to serve as an advisory committee to the Board of Directors of the Company; to review financial statements and other reports prepared by the Company and any reports or other communications rendered by the Company's independent certified public accounts and to coordinate with the accountants any matters raised from time to time by the accountants; to meet with the representative of the Company's independent certified public accountants at least annually; and to take under advisement any matters referred by the accountants. The Audit Committee met one time during 2005.

     The Board of Directors created a Nominating Committee on February 26, 2005. The Nominating Committee does not have a charter. Current members of the Nominating Committee are Joseph M. Cummins, Katsuaki Hayashibara, and Dennis Moore. The function of the Nominating Committee is to nominate a slate of directors to stand for election as Directors of the Company at the Company's annual shareholders meeting. The nominees set forth in these Proxy Materials for election as directors were proposed by the Nominating Committee, and nominated by the Board of Directors of the Company. The Committee will consider nominees recommended by security holders for election to the Board of Directors in 2006, and subsequent years. Security holders shall follow the following procedures in submitting recommendations for nominees to the Board of Directors: the proposed nominee's name, address, telephone number, employer, present occupation and general business or scientific qualifications shall be mailed or faxed to the Company, in written form. The Nominating Committee will review such submissions, and if they determine that the Company would benefit by having such person on its Board of Directors, the Nominating Committee will send to the nominee a more detailed Questionnaire, which will solicit from said nominee relevant data required by rules and regulations of the Securities and Exchange Commission, and other data or information which they deem to be material. Upon receipt of the completed Questionnaire, the Nominating Committee will determine whether to include such persons among the nominees recommended by the Nominating Committee for election as a director at the ensuing annual shareholders meeting.

     Joseph Cummins is the Chief Executive Officer of the Company and not an "independent" member of the Nominating Committee under NASD Rule 4200(a)(15). Dennis Moore and Katsuaki Hayashibara are independent members of the Nominating Committee under Rule 4200(a)(15).

     The Compensation Committee consists of Stephen Chen and James Page. The function of the Compensation Committee is to serve as an advisory committee to the Board of Directors of the Company regarding all matters of director, officer and employee compensation, and to report to the Board of Directors from time to time as they might deem necessary, with any recommendations for changes in level of compensation or fringe benefits for officers, directors or employees. The Compensation Committee met one time in 2005.

                  DIRECTORS' FEES AND COMPENSATION DURING 2005

                                     Cash Compensation                  Security Grants
                            -------------------------------------    -------------------
Name                         Meeting Fees       Consulting Fees          Number of
                                  (1)                 (2)                Securities
                                                                     Underlying Options
-------------------------   ----------------    -----------------    -------------------
Stephen Chen, Ph.D.                      --                   --                600,000
Katsuaki Hayashibara                     --                   --                600,000
Dennis Moore, D.V.M.                     --                   --                600,000
James Page, M.D.                         --                   --                600,000
Dr. Joseph M. Cummins                    --                   --                600,000

(1) Directors do not receive compensation for attendance at directors' meetings, but may claim reimbursement for actual out-of-pocket expenses incurred in connection with their attendance at such meetings.
(2) Each director may receive $1,200 per day for employment on special projects or assignments, prorated for partial days.

                             EXECUTIVE COMPENSATION

     The following table presents the compensation paid by the Company to the named executive officers for 2003 through 2005.

                           Summary Compensation Table

                                                                                      Long Term
                                                   Annual Compensation               Compensation
                                           ------------------------------------------------------
Name and Principal Position                                                   Other    Securities
                                                                            Compen-    Underlying
                                     Year        Salary         Bonus        sation       Options
---------------------------  ------------  ------------  ------------  ------------  ------------
Dr. Joseph M. Cummins,
  Chairman of the Board,
  President and Chief
  Executive Officer                  2005  $    177,000  $         --  $         --       600,000

                                     2004  $     74,716  $         --  $         --       650,000

                                     2003  $    103,779  $         --  $         --       490,000


                              Option Grants in 2005

        The following table sets forth certain information relating to options granted in 2005 to the executive officers named above, to purchase shares of common stock of the Company.



  Name              Number of Shares       % of Total
                    of Common Stock     Options Granted        Exercise or
                   Underlying Options      to Employees         Base Price          Expiration
                       Granted (#)          in 2005               ($/Sh)                Date
-----------------  ------------------  ------------------   ------------------  ------------------
Joseph M. Cummins             100,000                 7.7%           $0.40 (1)          02/25/2010
                              500,000                38.5%           $0.30 (1)          08/22/2010

(1) The fair market value of the common stock on the date of the grant.

                Aggregated Option Exercises at December 31, 2005
                           And Year-End Option Values

        The following table sets forth information for the executive officers named above, regarding the exercise of options during 2005 and unexercised options held at the end of 2005.


Name                                        Number of Shares of Common Stock       Value of Unexercised
                      Shares                Underlying Unexercised Options at           In-The-Money
                    Acquired on     Value         December 31, 2005 (#)                  Options at
                    Exercise (#)  Realized      Exercisable/Unexercisable          December 31, 2005 ($) (1)
                                    ($)                                           Exercisable/Unexercisable
------------------  ------------  --------  ---------------------------------  ---------------------------------
Joseph Cummins ...            --        --            1,788,486  /  None                 $769,049  /  None

(1) Calculated based on the closing price of the common stock ($0.43) as reported by OTC BB on December 30, 2005.

                              CERTAIN TRANSACTIONS

         The Company has relied significantly on HBL, the largest shareholder of the Company, for a substantial portion of its capital requirements. Pursuant to the Development Agreement described at Item 1 of Part 1 of the Company's 10-KSB, HBL advanced $9,000,000 for funding of research. In addition, HBL has purchased substantial amounts of the Company's common stock from time to time, to the point where it now owns 17% of the issued and outstanding shares of common stock of the Company. HBL loaned $1 million to the Company on November 30, 1999 and an additional $1 million on February 29, 2000, both loans bearing interest at 4.5% per annum. The November 30, 1999 loan has been extended until December 2006 and the February 29, 2000 loan has been extended to February 29, 2007. The aggregate balance on both notes at December 31, 2005, including principal and accrued interest, was $2,510,701. In addition to the above, HBL and the Company are parties to various license and manufacturing and supply agreements pursuant to which the Company licenses certain technology to or from HBL. HBL supplies formulations of its interferon alpha and other products to the Company.

         During 2005, the Company used the law firm of SandersBaker, P.C. Mr. Edward Morris, Secretary of the Company is a partner in that firm. The Company was invoiced $20,354 by said firm in 2005.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Lopez, Blevins, Bork & Associates, LLP, of Houston, Texas, serve as the Company's independent public accountants.

                              STOCKHOLDER PROPOSALS

     Stockholders may present proposals for inclusion in the Company's proxy statement for the 2007 annual meeting of stockholders provided they are received by the Company no later than December 16, 2006, and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

                                     GENERAL

     So far as is now known, there is no business other than that described above to be presented for action by the stockholders at the meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the meeting and any adjournments thereof in accordance with the discretion of the persons named therein.

                              COST OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. It is expected that the solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone or telegraph and in person, and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxy material to the principals at the expense of the Company.


                                                                EDWARD L. MORRIS
                                                                Secretary

                                   EXHIBIT "A"

                                       TO

                           AMARILLO BIOSCIENCES, INC.
                                 PROXY STATEMENT

                                STATE of DELAWARE
                          CERTIFICATE of INCORPORATION
                               A STOCK CORPORATION

o First: The name of this Corporation is AMARILLO BIOSCIENCES, INC.

o Second: Its registered office in the State of Delaware is to be located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of Newcastle, Delaware 19801.

The registered agent in charge thereof is Corporation Trust Company.

o Third: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

o Fourth: The amount of the common stock of this corporation is authorized to issue is fifty million (50,000,000) shares with a par value of $.01 per share.

o Fifth: The Corporation shall have the authority to issue ten million (10,000,000) shares of preferred stock, one cent ($.01) par value. The Board of Directors of the Corporation shall have authority to establish series of the unissued preferred stock of the Corporation by affixing and determining the designations, preferences, limitations, and relative rights, including voting rights, of the shares of any series so established to the same extent that such designations, preferences, limitations and relative rights could be stated if fully set forth in these Articles of Incorporation.

o Sixth: The name and mailing address of the incorporator are as follows:

         Edward L. Morris

         P.O. Box 2667

         Amarillo, Texas 79105

o Seventh: The board of directors of the Corporation shall have the power to adopt, amend, and repeal the bylaws of the Corporation.

o I, The Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this _______day of _______________, 2006.



                             BY:______________________________________
                                Edward L. Morris, Secretary of Amarillo
                                Biosciences, Inc.

                                STATE OF DELAWARE
                            CERTIFICATE OF CONVERSION
                         FROM A NON-DELAWARE CORPORATION
                            TO A DELAWARE CORPORATION
                         PURSUANT TO SECTION 265 OF THE
                        DELAWARE GENERAL CORPORATION LAW


1.    The jurisdiction where the Non-Delaware Corporation first formed is Texas.

2.    The jurisdiction immediately prior to filing this Certificate is Texas.

3.    The date the Non-Delaware Corporation first formed is June 25, 1984.

4. The name of the Non-Delaware Corporation immediately prior to filing this Certificate is

      AMARILLO BIOSCIENCES, INC.

5. The name of the Corporation as set forth in the Certificate of Incorporation is

      AMARILLO BIOSCIENCES, INC.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the _______ day of _________________, 2006.


                          By:___________________________________________________
                             Edward L. Morris, Secretary of Amarillo
                             Biosciences, Inc.

                        ANNUAL MEETING OF STOCKHOLDERS OF
                           AMARILLO BIOSCIENCES, INC.
                                  June 22, 2006

--------
Proof #2
--------


                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.
|                                                                             |
|                                                                             |
v                                                                             v
     Please detach along perforated line and mail in the envelope provided.


------------------------------------------------------------------------------------------------------------------------------------
                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
------------------------------------------------------------------------------------------------------------------------------------

1. Election of Directors:                                2. Approve the conversion of the Company to a Delaware  FOR AGAINST ABSTAIN
                                                            corporation with the substitution of new Articles of |_|   |_|     |_|
                               NOMINEES:                    Incorporation.
|_|   FOR ALL NOMINEES         |_|   Joseph M. Cummins
                               |_|   Stephen Chen        3. In their discretion, the proxies are authorized to vote upon such other
|_|   WITHHOLD AUTHORITY       |_|   James Page             business as may properly come before the meeting.
      FOR ALL NOMINEES         |_|   Dennis Moore
                               |_|   Thomas D'Alonzo     This proxy is solicited on behalf of the Board of Directors of the
|_|   FOR ALL EXCEPT           |_|   Thomas Ulie         Company. This proxy, when properly executed, will be voted in accordance
      (See instructions below)                           with the instructions given above. If no instructions are given, this proxy will be voted "FOR" election of the Directors and "FOR" proposal 2.

INSTRUCTION: To withhold authority to vote for any
individual nominee(s), mark "FOR ALL EXCEPT" and fill in
the circle next to each nominee you wish to withhold, as
shown here:
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To change the address on your account, please check
the box at right and indicate your new address in
theaddress space above. Please note that changes to  |_|
the registered name(s) on the account may not be
submitted via this method.
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Signature of Stockholder ________________ Date: ________   Signature of Stockholder ________________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving ful title as such.  If signer is a partnership, please sign in partnership name by authorized person.

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Proof #2
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COMMON STOCK                                                               PROXY

                           AMARILLO BIOSCIENCES, INC.
                         Annual Meeting of Stockholders
                            To Be Held June 22, 2006

           This proxy is solicited on behalf of the Board of Directors

      Revoking any such prior appointment, the undersigned, a stockholder of Amarillo Biosciences, Inc., hereby appoints Joseph M. Cummins, Stephen Chen, James Page, and Dennis Moore, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held in the Days Inn Hotel East, 1701 E I-40, Amarillo, Texas 79102 on June 22, 2006 at 10:00 A.M. local time and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

      This proxy when properly executed will be voted as directed. If no direction is indicated, this proxy will be voted for proposals (1) and (2), and will be voted in the discretion of the proxy holders on other matters to properly come before the meeting.

                (Continued and to be signed on the reverse side)